U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006

UCN, INC.

(Exact name of registrant as specified in its charter)

0-26917

(Commission File No.)

Delaware	87-0528557
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14870 Pony Express Road, Bluffdale, Utah 84065

(Address of principal executive offices)

(801) 320-3300

(Registrant’s telephone number)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 9, 2006, UCN, Inc. issued a press release entitled “UCN, Inc. Reports Third Quarter 2006 Results and Recent Key Wins,” reporting balance sheet information as of September 30, 2006 and results of operations for the three-month and nine-month periods ended September 30, 2006. A copy of the press release is attached as an exhibit.

Item 9.01	Financial Statements and Exhibits

Exhibits

Attached to this report as Exhibit 99.1 is the release entitled “UCN, Inc. Reports Third Quarter 2006 Results and Recent Key Wins,” dated November 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UCN, INC.

Date: November 9, 2006	By:	/s/ Paul Jarman
Paul Jarman, Chief Executive Officer